UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 24, 2012 (December 9, 2011)

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

South Carolina	0-11392	57-0525804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Commerce Center, Greenville, South Carolina		29615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (864) 288-8877

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 15, 2011, Span-America Medical Systems, Inc. (“Span-America”) filed a Form 8-K (the “Initial Form 8-K”) to report that it had, effective as of December 9, 2011, acquired substantially all of the assets of M.C. Healthcare Products Inc., an Ontario corporation (“MCHP”).  This Current Report on Form 8-K/A is being filed to provide the financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, to include new exhibits under Item 9.01(d) of Form 8-K and to include the item number and caption for Item 3.02 that was inadvertently omitted from the Initial Form 8-K.

Item 3.02                 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of the Initial Form 8-K is incorporated herein by reference.

Item 9.01                 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of MCHP as of July 31, 2011 and for the year ended July 31, 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information for the year ended October 1, 2011 is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.  No unaudited pro forma combined condensed balance sheet is included herewith because the unaudited consolidated balance sheet for Span-America as of December 31, 2011, filed in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2011, included the assets and liabilities of MCHP acquired by Span-America on December 9, 2011.

(d)	Exhibits.

23.1	Consent of Elliott Davis, LLC, independent auditors, of M.C. Healthcare Products Inc.

99.1	Audited financial statements of MCHP as of July 31, 2011 and for the year ended July 31, 2011

99.2	Unaudited pro forma combined condensed financial information for the year ended October 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Registrant)

Date: February 24, 2012	By:	/s/ Richard C. Coggins
Richard C. Coggins Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Elliott Davis, LLC

99.1	Audited financial statements of MCHP as of July 31, 2011 and for the year ended July 31, 2011

99.2	Unaudited pro forma combined condensed financial information for the year ended October 1, 2011

4